LiveWell Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated August 1, 2024 to the Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each dated May 1, 2024
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.
The Board of Trustees of Guggenheim Variable Funds Trust has approved an agreement and plan for the reorganization (the “Reorganization”) of the Guggenheim VIF Series Q (Small Cap Value) Fund (the “Guggenheim Fund”) into and with the NAA Small Cap Value Series Fund (the “NAA Fund”) of the New Age Alpha Variable Funds Trust, subject to the approval of the shareholders of the Guggenheim Fund. In anticipation of the Reorganization, effective August 1, 2024, the Guggenheim Fund will no longer accept new investment allocations. As a result, the Subaccount that invests in the Guggenheim Fund (the “Guggenheim Subaccount”) will also be closed to new investment allocations.
As of this date, you may no longer contribute to the Guggenheim Subaccount. Any order to allocate Net Premium and transfer Accumulation Value to the Guggenheim Subaccount will be refused and any premium received with the order will be returned to you without interest. An “order” includes any “standing” allocation instructions we have on file that list the Guggenheim Subaccount. If your on-file allocation instructions include the Guggenheim Subaccount, please contact us (as described below) to change your instructions for allocating any future Net Premium and to avoid delays in your investment allocations.
If you are participating in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulation Value to the Guggenheim Subaccount, your participation in the program will be suspended until you provide us with new allocation instructions.
Any Accumulation Value you have invested in the Guggenheim Subaccount can remain in the Guggenheim Subaccount unless you order the transfer or withdrawal of the Accumulation Value from the Guggenheim Subaccount.
Additional information about the Reorganization and the NAA Fund will be provided prior to the Reorganization.
Additional information about the investment options available under your Contract can be found in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.